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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 18, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

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           MINNESOTA                                      41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On July 18, 2005, the Board of Directors of ATS Medical, Inc. (the "Company") elected a new director, David D. Koentopf. Mr. Koentopf has been Chairman and CEO of Command Tooling Systems, LLC for more than five years. He has previously been a non-executive Chairman of the Board of Everest Medical, Corp. and also a Director of Orthomet, Inc., both public companies. There are no arrangements or understandings between Mr. Koentopf and any other persons pursuant to which Mr. Koentopf was selected as a director. Mr. Koentopf will serve on the audit committee of the Company's Board of Directors. Mr. Koentopf does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $60,000, nor has Mr. Koentopf had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATS MEDICAL, INC.




                                             By: /s/ John R. Judd
                                                 -------------------------------
                                                 John R. Judd
                                                 Chief Financial Officer

Date:  July 19, 2005